UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) October 28, 2004

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b). Departure of Directors or Principal Officers

Effective October 28, 2004, Mr. Anthony B. Evnin, Ph.D, a member of the Board of Directors (the “Board”) of Sonic Innovations, Inc. (the “Company”) resigned from the Board.

Item 5.02 (d). Appointment of New Director

Effective October 28, 2004, Mr. James M. Callahan, was elected to the Board. Mr. Callahan was appointed to serve on the Audit and Governance and Nominating Committees of the Board.

Item 7.01 Regulation FD Disclosure.

On October 28, 2004, the Company issued a press release announcing the resignation of Mr. Evnin from the Board and the election of Mr. Callahan to the Board.

Item 9. 01. Exhibits.

(a)	Exhibits.

99.1	Sonic Innovations Inc. press release dated October 29, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004

SONIC INNOVATIONS, INC.

/s/ Stephen L. Wilson
Stephen L. Wilson
Senior Vice President and Chief Financial Officer

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